UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT

Pursuant to Section 14(c) of the
Exchange Act of 1934

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TENGASCO, INC.
(Name of Registrant as Specified In Its Charter)

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Tengasco, Inc.
8000 E. Maplewood Ave., Suite 130
Greenwood Village, Colorado 80111
(720) 420-4460

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

August 27, 2018

To the Stockholders of Tengasco, Inc.:

This notice and the accompanying Information Statement is being furnished to the stockholders of Tengasco, Inc., a Delaware corporation (the “Company,” “us” or “we”), with respect to an action by written consent received from the holders of a sufficient percentage of the outstanding shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) to take the following corporate action:

1.	Adoption of the Tengasco, Inc. 2018 Stock Incentive Plan (the “2018 Plan”).

We have obtained signed consents of the foregoing action from stockholders that owned 5,416,239 shares of the Company’s Common Stock, representing approximately 50.9% of the voting rights of the stockholders entitled to vote as of the close of business on August 10, 2018 (the “Record Date”).  Pursuant to applicable law, the foregoing action will become effective twenty days from the date this information statement is first mailed to or stockholders.

Your vote or consent is not requested or required. The Board is not soliciting your proxy. Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken or which may be taken at any annual or special meeting of stockholders of a corporation may be taken without a meeting, without prior notice, and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. The Company’s certificate of incorporation does not otherwise provide. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the matter listed above.

The accompanying Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein, in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

This notice and the accompanying Information Statement is being mailed on or about August 27, 2018, to stockholders of record at the close of business on the Record Date. The foregoing action will become effective twenty days from the date that this information statement is first mailed to our stockholders.

By Order of the Board of Directors,

/s/ Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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Date first mailed to stockholders: August 27, 2018

INFORMATION STATEMENT

GENERAL INFORMATION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of Tengasco, Inc., a Delaware corporation (the “Company,” “us” or “we”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our common stock, $0.001 par value per share (the “Common Stock”), have executed a written consent to action approving the corporate action described herein.

The 2018 Plan was approved by our board of directors (the “Board”) on May 9, 2018. In order to eliminate the costs and management time involved in holding a meeting of the stockholders, and in order to effect the adoption of the 2018 Plan promptly, the Board determined to obtain written consents to action from stockholders holding a majority of the outstanding shares of Common Stock on the Record Date.

This Information Statement is dated August 27, 2018 and is first being mailed to stockholders on or about August 27, 2018. Only stockholders of record at the close of business on the Record Date are entitled to receive this Information Statement.

INFORMATION CONCERNING THE CORPORATE ACTION TAKEN

APPROVAL OF ADOPTION OF THE TENGASCO, INC. 2018 STOCK INCENTIVE PLAN

Our Board approved the Company’s 2018 Stock Incentive Plan (the “2018 Plan”) on May 9, 2018. Adoption of the 2018 Plan was approved on August 24, 2018 by the written consents of stockholders that owned 5,416,239 shares of the Company’s Common Stock, representing approximately 50.9% of the shares of outstanding Common Stock on the Record Date.

Brief Description of 2018 Plan

The 2018 Plan replaces, under identical terms other than the name of the plan and the expiration date of the plan, the Company’s previously existing stock incentive plan, as amended, which expired by its terms on January 31, 2018. The number of shares under the 2018 Plan is the same number of shares remaining under the previous plan upon its expiration on January 31, 2018.  No awards will be granted pursuant to the 2018 Plan until it goes into effect, which will be 20 days after the first mailing of this Information Statement.  A copy of the 2018 Plan as adopted by stockholder written consent is attached hereto as Appendix A. A brief description of the 2018 Plan is as follows:

Participants. Employees, consultants, and directors of the Company are eligible to participate in the 2018 Plan and to receive awards under the 2018 Plan, although only employees are entitled to receive “incentive stock options” (as described below). As of August 24, 2018, there were approximately12 employees, 0 consultants, and 3 directors eligible to receive awards under the 2018 Plan.

Number of Shares Reserved for Issuance. By previous plan approved by stockholder vote, and the result of a reverse split in March 2016, the maximum number of shares of Common Stock that could have been issued under the previous plan when it expired on January 31, 2018 was 316,724 shares. The same number, i.e.  316,724 shares, is reserved under the 2018 Plan for issuance of options and SARs, or for grant of shares or other equity awards, after the effective date of the 2018 Plan.

Awards. The 2018 Plan provides for the issuance of stock options (both “incentive stock options” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options), stock appreciation rights, and outright grants of vested and unvested registered shares of Common Stock. Option and stock appreciation rights generally have a maximum term of 10 years (5 years in the case of incentive stock options issued to 10% or more stockholders). Options and SARs generally must have an exercise price that is at least equal to the fair market value of the underlying common stock on the date of grant. All awards may be issued subject to such other terms and conditions as may be proscribed by the Committee (defined below) in its discretion.

Administration. The 2018 Plan is generally administered by our Compensation Committee of the Board, which has broad authority to take such actions that are consistent with the terms of the 2018 Plan as it deems necessary or desirable in the administration of the 2018 Plan.

Termination. The 2018 Plan will terminate on May 9, 2028, the ten-year anniversary of the date on which the 2018 Plan was approved by the Board, although incentive stock options may not be granted following the earlier of the tenth anniversary of (i) the date the 2018 Plan was adopted by the Board or (ii) the date our stockholders approved the 2018 Plan by written consents.  In addition, the Board or our Compensation Committee may suspend or terminate the 2018 Plan at any time.  Following any such suspension or termination, the 2018 Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

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Benefits Not Determinable. Participation in the 2018 Plan is at the discretion of the Compensation Committee, and accordingly, future benefits under the 2018 Plan are not determinable.

Certain Federal Income Tax Consequences. The following description of the material federal income tax consequences of awards under the 2018 Plan is a general summary. State, local, and other taxes may also be imposed in connection with awards. This discussion is intended for the information of stockholders and not as tax guidance to individuals who participate in the 2018 Plan.

Incentive Stock Options. A participant who is granted an incentive stock option (an “ISO”) recognizes no taxable income when the ISO is granted. A participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax (“AMT”) purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant is subject to income tax (but not FICA taxes) as though he or she had exercised a non-qualified stock option, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of (1) the excess of the fair market value of the shares acquired on the date of its exercise over the option price, or (2) the excess of the amount realized in the sale of the stock over the original option price. The Company will not be entitled to a deduction with respect to the grant or exercise of the ISO or the sale of the ISO shares, except in the case of a disqualifying disposition of the ISO shares, upon which event the amount of the Company’s deduction is equal to the amount of the compensation income recognized by the participant.

Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of “alternative minimum taxable income” in excess of an applicable exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were a non-qualified stock option (as described below under “Non-Qualified Stock Options”), so the difference between the fair market value of the shares received on exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person’s circumstances.

Non-Qualified Stock Options. The tax treatment of non-qualified stock options (“NQSOs”) differs significantly from the tax treatment of ISOs. In general, no taxable income is recognized when an NQSO is granted, but upon exercise, the difference between the fair market value of the shares received and the exercise price is taxable as ordinary compensation income to the recipient and is generally deductible by the Company. If the recipient is an employee of the Company, the income will constitute wages, subject to FICA taxes and withholding.

SARs. A participant will generally not recognize taxable income upon receipt of a stock appreciation right (a “SAR”). Upon exercise of the SAR, the participant will recognize ordinary income in an amount equal to the amount of cash received and/or the fair market value of any shares of the Company’s common stock received at the time of exercise. The Company is generally entitled to a deduction equal to the amount of ordinary income recognized by a participant upon exercise of an SAR. If the recipient is an employee of the Company, the income will constitute wages, subject to FICA taxes and withholding.

Common Stock Grants. A participant receiving stock ordinarily recognizes income at the time stock award vests. Upon vesting (or if the shares are issued without a vesting schedule to begin with), the participant will generally recognize ordinary compensation income in an amount equal to the fair market value of the shares on the vesting date. If the shares are unvested upon issuance, the participant may elect under Section 83(b) of the Code to recognize ordinary compensation income upon the grant of the restricted shares, as opposed to on the vesting date (the ordinary compensation income is equal to the fair market value of the shares on the grant date). Any dividends paid on or with respect to unvested stock are generally taxable upon receipt as ordinary compensation income. If the participant is an employee of the Company, any compensation income will constitute additional wages, subject to FICA taxes and withholding. The Company generally is entitled to deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income.

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APPROVAL OF THE CORPORATE ACTION

Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. The Company’s certificate of incorporation does not otherwise provide. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the adoption of the 2018 Plan.

A date for determining those stockholders entitled to vote upon the proposed corporate action was set by the Board of Directors on August 10, 2018 (the “Record Date.”)  On the Record Date, the Company’s authorized capital stock consisted of 100,000,000 shares of Common Stock, of which 10,624,493 shares were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders.

On the Record Date, five of the Company’s stockholders held voting power over 5,416,239 shares of the Company’s Common Stock, representing approximately 50.9% of outstanding shares of Common Stock. These five stockholders consented in writing to the adoption of the 2018 Plan effective as of August 24, 2018. Such vote constituted approval of the proposed corporate actions by approximately 50.9% of the issued and outstanding shares of Common Stock. Since these stockholders had sufficient voting power to approve the corporate actions through their ownership of stock of the Company, no consent or approval of the corporate actions by any other stockholder was solicited. The Company has obtained all necessary corporate approval in connection with the adoption of the 2018 Plan. No vote or other action on your part is required or requested.

EFFECTIVE DATES OF CORPORATE ACTION

The 2018 Plan will become effective twenty days from the date this Information Statement is first mailed to our stockholders.  The Board may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the board determines that the action no longer is in the best interests of the Company and its stockholders.

DISSENTERS’ OR APPRAISAL RIGHTS

Neither the Certificate of Incorporation of the Company, nor any bylaw of the Company, nor the Delaware General Corporation Law provides for dissenters’ or appraisal rights in connection with the corporate action described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership of the Company’s Common Stock owned on the Record Date, by

•	those persons who own more than 5% of the Company's Common Stock;
•	each of our directors and named executive officers;
•	all of our directors and named executive officers, as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or dispositive power with respect to such securities. Except as otherwise indicated, we believe all persons listed below have sole voting and dispositive power with respect to the shares beneficially owned by them, subject to applicable community property laws. Securities that may be beneficially acquired within sixty (60) days of the Record Date are considered beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person.

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Name and Address	Title	Number of Shares Beneficially Owned	Percent of Class[1]
FIVE PERCENT STOCKHOLDERS
Dolphin Offshore Partners, L.P. c/o Dolphin Mgmt. Services, Inc. P.O. Box 16867 Fernandina Beach, FL 32035	Stockholder	5,298,491[2]	49.8%
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Matthew K. Behrent[3]	Director	65,150	Less than 1%
Michael J. Rugen[4]	Chief Executive Officer; Chief Financial Officer	38,098	Less than 1%
Peter E. Salas[5]	Director; Chairman of the Board	5,298,491	49.8%
Cary V. Sorensen[6]	Vice President; General Counsel; Secretary	23,623	Less than 1%
Richard M. Thon[7]	Director	32,625	Less than 1%
All Officers and Directors as a group[8]		5,457,987	51.3%

(1) Computations based upon 10,624,493 shares of Common Stock being outstanding as of the Record Date, and as to each stockholder, assumes the exercise of options or warrants granted or held by such stockholder that are exercisable within 60 days of the Record Date.
(2) Consists of Peter E. Salas’ directly, vested, fully exercisable options to purchase 6,250 shares and his 4,000 shares held individually; and 5,288,241 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Mgmt. Services, Inc. which is the general partner of Dolphin.
(3) Consists of 58,900 shares held directly and vested, fully exercisable options to purchase 6,250 shares.
(4) Consists of 38,098 shares held directly.
(5) Consists of directly, vested, fully exercisable options to purchase 6,250 shares; 4,000 shares held individually; and 5,288,241 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Mgmt. Services, Inc. which is the general partner of Dolphin.
(6) Consists of 23,623 shares held directly.
(7) Consists of 27,000 shares held directly; and vested, fully exercisable options to purchase 5,625 shares.
(8) Consists of 151,621 shares held directly by directors and management; 5,288,241 shares held by Dolphin; and vested, and fully exercisable options to purchase 18,125 shares.

CHANGES IN CONTROL

We are unaware of any arrangement that may at a later date result in a change of control of the Company.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the 2018 Plan that is not shared by all other holders of the Company’s capital stock, other than as a result of receiving Common Stock (or awards related thereto) under the 2018 Plan. The Board has established a policy to compensate each director for Board service, including the quarterly issuance of 500 shares of Common Stock from any existing stock incentive plan, and it is anticipated that policy would continue under the 2018 Plan. Our Board and holders of more than a majority of our outstanding Common Stock approved the adoption of the 2018 Plan on May 9, 2018 and August 24, 2018, respectively. No other security holder entitled to vote at a stockholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written or oral request to us at our address or phone number noted below.

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Stockholders also may address future requests regarding delivery of information statements and annual reports by contacting us at the address or phone number noted below.

Tengasco, Inc.
8000 E. Maplewood Ave., Suite 130
Greenwood Village, Colorado 80111
(720) 420-4460

EXECUTIVE OFFICER COMPENSATION

The following table sets forth a summary of all compensation awarded to, earned or paid to, the Company's Chief Executive Officer, Chief Financial Officer and other executive officers whose compensation exceeded $100,000 during fiscal years ended December 31, 2017 and December 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation (1) ($)	Total ($)
Michael J. Rugen,	2017	163,857	19,276	9,149	6,673	198,955
Chief Financial Officer	2016	163,857	21,685	6,931	6,737	199,210
Chief Executive Officer (interim)(2)
Cary V. Sorensen,	2017	81,900	—	—	3,454	85,354
General Counsel	2016	81,900	—	—	3,495	85,395

(1)
The amounts in this column consist of the Company’s matching contributions to its 401(k) plan and the portion of company-wide group term life insurance premiums allocable to these named executive officers.

(2)	Mr. Rugen was appointed interim Chief Executive Officer on June 28, 2013. The bonus and stock award information for Mr. Rugen for 2017 and 2016 represents his compensation for his services as CEO.

The following table sets forth certain information concerning unexercised options held by the Company's named executive officers as of December 31, 2017.

Outstanding Equity Awards to Executive Officers at Fiscal 2017 Year-End

OPTION AWARDS
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date
Michael J. Rugen	—	—	$—
Cary V. Sorensen	—	—	$—

Option and Award Exercises

No options were exercised during 2017 or 2016.

Executive Officer Employment Contracts and Compensation Agreements

On September 18, 2013, the Company and its Chief Financial Officer and interim Chief Executive Officer Michael J. Rugen entered into a written Compensation Agreement as reported on Form 8-K filed on September 24, 2013. Under the terms of the Compensation Agreement, Mr. Rugen’s annual salary will increase from $150,000 to $170,000 per year in his capacity as Chief Financial Officer, and he will receive a bonus of $7,500 per quarter for each quarter during which he also serves as interim Chief Executive Officer. At June 1, 2014, Mr. Rugen’s salary was increased to $199,826 per year in his capacity as Chief Financial Officer, the quarterly bonus received while in the capacity as interim Chief Financial Officer was increased to $8,815 per quarter. The increases at June 1, 2014 were for cost of living adjustments related to the relocation of the corporate office from Knoxville to Greenwood Village. The Compensation Agreement is not an employment contract, but does provide that in the event Mr. Rugen were terminated without cause, he would receive a severance payment in the amount of six month’s salary in effect at the time of any such termination.

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On February 25, 2015, the Company and its Vice President, General Counsel, and Corporate Secretary Cary V. Sorensen entered into a written Compensation Agreement as reported on Form 8-K filed on February 19, 2015. Under the terms of the Compensation Agreement, effective March 2, 2015, Mr. Sorensen’s annual salary was reduced from $137,500 to $91,000 in consideration of the Company's agreement to permit Mr. Sorensen to serve as a full-time employee from a virtual office in Galveston, Texas with presence in the Denver area headquarters as required. He will remain eligible for certain existing benefits: 401-K plan, bonus potential; Company-paid state bar membership dues and charges, and mobile phone charges. The Company also pays reasonable and customary office operating expenses. The Company would pay for business travel on a mileage basis and out of pocket travel costs. However, as to health insurance, Mr. Sorensen will obtain a combination of private/governmental health and disability insurance in lieu of the Company plans, with the Company reimbursing up to $13,000 per year in premiums incurred by him.

On February 19, 2015, in response to the global market factors affecting revenues from sales of the Company’s production of crude oil, the Board of Directors of the Company implemented reductions in the current compensation of the Company’s officers.

As to the Company’s Chief Financial Officer and interim Chief Executive Officer Michael J. Rugen, Mr. Rugen’s salary as CFO and bonus as CEO was reduced effective February 2, 2015 by 18% from current levels, or about $42,000 per year. The 18% reduction will remain in place until the market price of crude oil, calculated as a thirty-day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $70 per barrel when his compensation shall revert to the levels in place before the reductions became effective. In May 2018, oil prices as so calculated exceeded $70 and his salary reverted at that time. At such time, if any, that the market price of crude oil, calculated as a thirty-day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $85 per barrel, all previous reductions made will be reimbursed to Mr. Rugen if he is still employed by the Company. Mr. Rugen expressly consented to this reduction as not constituting a “termination without Cause” under the terms of his Compensation Agreement dated September 18, 2013 but permitting him to invoke that provision in the event prices do recover as set out above but the compensation reduction is not rescinded or the reductions are not repaid.

As to the Company’s Vice President, General Counsel, and Corporate Secretary Cary V Sorensen, the Company and Mr. Sorensen reached agreement on February 25, 2015 that as of March 2, 2015 his annual salary would be set at $91,000 per annum, a reduction from his current salary of $137,500 per annum as described above. In addition, Mr. Sorensen’s $91,000 salary will be reduced effective March 2, 2015 by 10%. In like manner as set out above for Mr. Rugen, the 10% reduction on Mr. Sorensen’s salary will remain in place until the market price of crude oil, calculated as a thirty-day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $70 per barrel when his salary shall revert to $91,000 per annum. In May 2018, oil prices as so calculated exceeded $70 and his salary reverted at that time. At such time, if any, that the market price of crude oil, calculated as a thirty-day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $85 per barrel, all previous reductions made from the $91,000 salary level will be reimbursed to Mr. Sorensen if he is still employed by the Company.

There are presently no other employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long-term contracts to executive officers or key employees in the future.

DIRECTOR COMPENSATION

The Board has resolved to compensate members of the Board for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The directors, as of the date of this Information Statement, have waived all such fees due to them for prior meetings.

Members of the Board may also be requested to perform consulting or other professional services for the Company from time to time, although at this time no such arrangements are in place. The Board has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

Board members currently receive fees from the Company for their services as director. They may also from time to time be granted stock options or common stock under any existing Tengasco, Inc. stock incentive plan. It is anticipated that Board members will be issued stock from the 2018 Plan after it becomes effective for their services rendered as a director during the second and third quarters of 2018 at the same levels of 500 shares per quarter in accordance with existing Board compensation policy, as well as subsequent quarters while that policy remains in effect.

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DIRECTOR COMPENSATION FOR FISCAL 2017

Name	Fees earned or paid in cash ($)	Stock awards compensation ($)	Total ($)
Matthew K. Behrent	$7,500	$1,235	$8,735
Hughree F. Brooks	$7,113	$1,235	$8,348
Richard M. Thon	$7,500	$1,235	$8,735
Peter E. Salas	$7,500	$1,235	$8,735

The amounts represented in the column “Stock awards compensation” are equal to the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, in connection with options granted under the Tengasco, Inc. Stock Incentive Plan. See Note 11 Stock and Stock Options in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 for information on the relevant valuation assumptions.

As of December 31, 2017, Mr. Behrent held 7,500 unexercised options; Mr. Brooks held 7,500 unexercised options (all of which options expired thirty days after his term of office as a director ended on December 12, 2017); Mr. Salas held 7,500 unexercised options; and Mr. Thon held 5,625 unexercised options. The number of unexercised options has been adjusted to reflect the impact of the 1 for 10 reverse stock split approved at the stockholder meeting dated March 21, 2016, effective with trading on March 24, 2016.

Compensation/Stock Option Committee Interlocks and Insider Participation

The members of the Compensation/Stock Option Committee in fiscal 2017 were Matthew K. Behrent, Hughree F. Brooks, and Richard M. Thon, with Mr. Thon acting as Chairman. Messrs. Behrent and Thon meet the current independence standards established by the NYSE American Rules.

The Board has adopted a charter for the Compensation/Stock Option Committee which is available at the Company’s internet website, www.tengasco.com.

No interlocking relationship existed or exists between any member of the Company's Compensation/Stock Option Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation/Stock Option Committee is now or was previously an officer or an employee of the Company.

DELIVERY OF DOCUMENTS TO BENEFICIAL OWNERS

It is contemplated that brokerage houses will forward this Information Statement to beneficial owners of our Common Stock.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any of such reports, statements or other information that the Company files at the SEC’s public reference room in Washington, D.C. Please telephone the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the SEC also are available to the public from commercial document retrieval services and at the web site maintained by the SEC at “http://www.sec.gov.”

August 27, 2018	By Order of the Board of Directors,

/s/ Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

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APPENDIX A

TENGASCO, INC. 2018 STOCK INCENTIVE PLAN

ARTICLE 1
The Plan

1.1.	Name. The name of this plan is the Tengasco, Inc. 2018 Stock Incentive Plan.

1.2	Purpose and Scope.

(a)
The purposes of the Plan are to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) encourage ownership of the Company's common stock by Employees of the Company (and any current or future Parent or Subsidiary of the Company), (iii) encourage ownership of the Company's common stock by the Company’s Directors (and any current or future Parent or Subsidiary of the Company), and (iv) promote the Company's business success by creating a long-term mutuality of interests between its Employees, non-employee Directors, other Plan participants and the Company’s shareholders.

(b)
The Plan provides for the granting of (i) Incentive Stock Options, Nonqualified Stock Options and stock appreciation rights (“SARs”) to Employees; (ii) Nonqualified Stock Options and SARs to non-employee Directors of the Company and Consultants to the Company; and (iii) Common Stock to Employees, Directors, Officers, and Consultants to the Company.

1.3
Effective Date and Duration of Plan. This 2018 Plan will become effective on the twentieth day following the first day the Information Statement relating to the adoption of the 2018 Plan by written consents of a majority of shareholders is mailed to shareholders, such effective date anticipated to be September 17, 2018 and the 2018 Plan shall expire May 9, 2028, provided that options and SARs granted under the Plan prior to the termination date shall continue to be exercisable in accordance with the terms of the Agreement granting such option or SAR beyond termination of the Plan.

ARTICLE 2
Definitions

Capitalized terms in this Plan shall have the following meanings (unless the context plainly requires that a different meaning apply):

2.1	Act. The Securities Act of 1933, as amended from time to time, or any replacement legislation.

2.2	Agreement. Written agreement between the Company and the Recipient granting the option or SAR to the Recipient.

2.3	Board. The Board of Directors of the Company.

2.4	Code. The Internal Revenue Code of 1986, as amended from time to time, or any replacement legislation and regulations promulgated thereunder.

2.5
Committee. The stock option or compensation committee appointed by the Board, if one is appointed. If no Committee has been appointed, the term Committee shall mean the Board. The Committee shall consist solely of two or more Non-Employee Directors as that term is defined under Regulation 240.16b-3 promulgated by the Securities and Exchange Commission.

2.6	Common Stock. The Company’s $.001 par value common stock.

2.7	Company. Tengasco, Inc. and any successor to such corporation, whether by merger, consolidation, liquidation or otherwise.

2.8	Consultant. Any person engaged by the Company (or any Parent or Subsidiary) as a non-employee service provider pursuant to the terms of a written contract.

2.9	Director. Any duly elected member of the Board.

2.10	Disability. Permanent and total disability within the meaning of Section 22(e)(3) of the Code.

A-1

2.11	Employee. All persons employed by the Company or any Parent or Subsidiary, including officers, whether full-time or part-time.

2.12	Exchange Act. The Securities Exchange Act of 1934, as amended from time to time, or any replacement legislation.

2.13
Fair Market Value. The closing price per share of Common Stock on the NYSE American Stock Exchange or nationally recognized securities exchange on which the stock is listed. If the stock is not listed on a generally recognized securities exchange, Fair Market Value shall be determined by the Committee in good faith, using such criteria as the Committee may, in its sole discretion, deem appropriate.

2.14	Incentive Stock Option. Any stock option granted under this Plan which is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15	Nonqualified Stock Option. Any stock option granted under this Plan which is not intended to qualify as an Incentive Stock Option.

2.16	Optioned Shares. Those Shares subject to a stock option granted pursuant to this Plan.

2.17	Parent. A parent corporation, whether now or hereafter existing, within the meaning of Section 424(e) of the Code.

2.18	Plan. The Tengasco, Inc. 2018 Stock Incentive Plan, as amended from time to time.

2.19	Recipient. An individual who has received a stock option or SAR or Common Stock pursuant to this Plan.

2.20	Share. One share of the Company’s Common Stock, as adjusted in accordance with Section 5.7 of this Plan.

2.20
SAR. A stock appreciation right which entitles the holder upon exercise of that right to the product of (a) the excess of the Fair Market Value of one Share on the date of exercise over the price per share established by the Committee (in its sole discretion) for the grant and (b) the number of Shares subject to the grant, payable in either Shares, cash or a combination of the two, as provided in Section 5.4(b).

2.21	Subsidiary. A subsidiary corporation, whether now or hereafter existing, within the meaning of Section 424(f) of the Code.

ARTICLE 3
Plan Administration

3.1	Administration.

(a)
The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, including, but not limited to, determining the individuals who shall receive options, SARs, and Common Stock; the times when they shall receive them; whether an option shall be an Incentive or a Nonqualified Stock Option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment; whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the Recipient's exercise of an SAR; whether to require that the Recipient remain in the employ of the Company or its Subsidiary for a period of time from and after the date the option or SAR is granted to him; the amount necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock either granted under this Plan or acquired upon the exercise of an option and to waive any such restriction; to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Agreement, including without limitations, contingencies relating to financial objectives (such as earnings per share, cash flow return, return on investment or growth in sales) for a specified period for the Company, and/or the period of continued employment of the Recipient with the Company or its Subsidiary, and to determine whether such contingencies have been met; to construe the respective Agreements granting such options and SARs; with the consent of the Recipient, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to herein shall be conclusive.

(b)
Options and SARs granted under this Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

(c)
The Committee shall endeavor to administer the Plan and grant options, SARs, and Common Stock hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the Exchange Act, although compliance with Section 16 is the obligation of the Recipient, not the Company. Neither the Committee, the Board, nor the Company can assume any legal responsibility for a Recipient’s compliance with his obligations under Section 16 of the Exchange Act.

(d)	No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any option or SAR granted hereunder.

ARTICLE 4
Eligibility for Grants

4.1	Eligibility and Terms of Grants.

(a)	The Committee shall have full discretionary authority to determine the persons eligible to receive an option or SAR or Common Stock.

(b)
In determining the persons to whom options or SARs or Common Stock shall be granted and the number of shares to be covered by each option or SAR or grant of Common Stock, the Committee shall take into account the duties of the respective persons, their past, present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

(c)	A Recipient shall be eligible to receive more than one grant of an option or SAR or Common Stock during the term of the Plan, on the terms and subject to the restrictions set forth herein.

4.2	Granting of Options.

(a)
The granting of any option or SAR or Common Stock shall be entirely in the discretion of the Committee and nothing in the Plan shall be construed as giving any Employee, Director or Consultant any right to participate under this Plan or to receive any option or right or stock under it.

(b)
The Committee may, in its sole discretion, accept the cancellation of outstanding options or SARs in return for the grant of new options or SARs for the same or different number and at the same or different option price.

ARTICLE 5
General Provisions

5.1	Stock Subject to Plan.

(a)
The stock subject to options or SARs or grant of Common Stock hereunder shall be shares of Common Stock. Such shares, in whole or part, may be authorized but unissued shares, reacquired shares or both. The aggregate number of shares of Common Stock as to which shares, options, and SARs may be granted from time to time under the Plan shall not exceed 316,724, subject to adjustment as provided in Section 5.7 hereof. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan

(b)
Any shares subject to an option or SAR which for any reason expire, are canceled or are terminated unexercised (other than those which expire, are canceled or terminated pursuant to the exercise of a tandem SAR or option) shall again become available for the granting of options or SARs under the Plan. The number of shares of Common Stock underlying that portion of an option or SAR which is exercised (regardless of the number of shares actually issued) shall not again become available for grant under the Plan.

5.2	Terms and Conditions; Agreements.

Each option or SAR or grant of Common Stock granted under this Plan shall be evidenced by a written agreement (the “Agreement”) between the Company and the Recipient. The Agreement shall be in the form determined by the Committee in its discretion and shall be subject to such amendment or modification from time to time as the Committee shall deem necessary or appropriate to comply with or take advantage of applicable laws or regulations. Each Agreement shall specifically identify the portion, if any, of the option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Nonqualified Stock Option. Each Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. Each Agreement shall state the number of shares covered by the option or SAR or grant of Common Stock.

(b)	Exercise Price and Base Price.

(1)	Each Agreement shall state the exercise price for the option or the base price for the SAR which price shall be determined by the Committee.

(2)
The date on which the Committee adopts a resolution expressly granting an option or SAR shall be considered the day on which such option or SAR is granted, unless a future date is specified in the resolution, and the Fair Market Value of the Common Stock to which such option or SAR relates shall be determined at the close of the day on which the resolution is adopted, unless another value and/or another date is specified in the resolution.

(c)	Term. Each Agreement shall state the period during and times at which the option or SAR shall be exercisable, in accordance with the following limitations:

(1)
The date on which the Committee adopts a resolution expressly granting an option or SAR shall be considered the day on which such option or SAR is granted, although such grant shall not be effective until the Recipient has executed an Agreement with respect to such option or SAR.

(2)	Subject to the provisions of section 7.4 hereof, the exercise period of any option or SAR shall not exceed ten (10) years from the date of the grant of the option or SAR.

(3)
The Committee shall have the authority to accelerate or extend the exercisability of any outstanding option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be so extended to increase the term of an option or SAR beyond ten (10) years from the date of the grant.

(4)
The exercise period shall be subject to earlier termination as provided in Sections 5.5 and 5.6 hereof, and furthermore, shall be terminated upon surrender of the option or SAR by the Recipient if such surrender has been authorized in advance by the Committee.

5.3	Notice of Intent to Exercise Option or SAR.

An option or SAR granted under the Plan may be exercised in whole or in part by notifying the Company (or its designee) in the manner and upon the terms as may be provided in the Agreement.

5.4	Exercise of Option or SAR.

(a)
Upon receipt by the Company (or its designee) of the notice provided in Section 5.3, an option shall deemed to be exercised as to the number of Shares specified in such notice and Shares in that amount shall be issued to the Recipient upon payment to the Company of the amount specified in Section 6.2 or 7.5, whichever is applicable. The option purchase price shall be paid in full upon exercise unless the Agreement permits installment payments. The purchase price for the option shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such option price, or in property or in a combination of cash shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment. The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the Optioned Shares.

(b)
Upon receipt by the Company (or its designee) of the notice provided in Section 5.3 of the exercise of a SAR, the SAR shall deemed to be exercised as to the number of Shares specified in the notice and the Committee shall (as it may determine in its sole discretion) issue to the Recipient either (1) Shares of Common Stock based on the Fair Market Value on the date of payment (with any fractional Shares to be paid in cash), (2) cash or (3) a combination of Shares and cash, equal in value (in United States dollars) to the amount payable under the SAR. Any cash payment to be made by the Company under this Section may, as determined by the Committee in its sole discretion, be payable in installments over a period of no more than 6 months.

5.5	Termination.

Except as provided herein or in the Agreement, an option or SAR may not be exercised unless the Recipient then is an Employee or Director of or consultant to the Company (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming the option or SAR in a transaction to which Section 424(a) of the Code applies), and unless the Recipient has remained continuously as an Employee or officer or Director or consultant to the Company since the date of grant of the option or SAR.

(a)
Unless otherwise provided in the Agreement, if the Recipient ceases to be an Employee or Director of, or consultant to, the Company (other than by reason of death, Disability or retirement), all options and SARs theretofore granted to such Recipient that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation; provided, however, that if the employment or consulting relationship of a Recipient shall terminate, or if a Director shall be removed, for cause, all options and SARs theretofore granted to such Recipient shall to the extent not previously exercised, terminate immediately. Any such determination by the Committee as to whether termination is for cause shall be final and binding upon the Recipient.

(b)	Options and SARs granted under the Plan shall not be affected by any change in the status of a Recipient so long as he continues to be associated with the Company or its Subsidiary.

(c)
Nothing in the Plan or in any Option or SAR granted hereunder shall confer upon a Recipient any right to continue in the employ of or maintain any other relationship with the Company or interfere in any way with the right of the Company to terminate such employment or other relationship between the Recipient and the Company.

5.6	Death, Disability or Retirement of Recipient.

Unless otherwise provided in the Agreement, if a Recipient shall die while an Employee or Director of or a consultant to the Company, or if the Recipient's employment, officer status or consulting relationship shall terminate by reason of Disability or retirement, all options or SARs theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient’s estate or by a person who acquired the right to exercise such options or SARs by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

5.6	Non-Transferability of Options; Restrictions on Transferability.

(a)
No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, or qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, and options and SARs may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Notwithstanding the foregoing, at the discretion of the Committee, Nonqualified Stock Options may be transferred in a transaction for estate planning purposes.

(b)
Any attempted sale, pledge, assignment, hypothecation or other transfer of an option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an option, shall be null and void and without force or effect and shall result in a termination of the option.

(c)
As a condition to the transfer of any shares of Common Stock issued upon exercise of an option granted under this Plan, or grant of any shares of Common Stock under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Act or any other applicable securities laws or that such transfer has been registered under Federal and all applicable state securities laws. Further, the Company shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Company any Federal, state or local tax owed by the Recipient as a result of exercising the Option or SAR or disposing of any Common Stock when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Act, the Exchange Act, or under any other state, federal or provincial law, rule or regulation. The Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. Furthermore, the Company will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

5.7	Recapitalization; Effect of Other Changes.

(a)
Subject to any required action by the stockholders of the Company, the aggregate number of Shares for which options may be granted hereunder, the number of Shares covered by any outstanding option or SAR, and the price per Share thereof under each such option or SAR shall be proportionately adjusted for the following: (a) any dividend or other distribution declared as to Common Stock which is payable in Shares: and (b) an increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or reverse split of shares, recapitalization or other capital adjustment. All fractional Shares or other securities which result from such an adjustment shall be eliminated and not carried forward to any subsequent adjustment.

(b)
In the event of the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, the Committee may provide that the holder of each option and SAR then exercisable shall have the right to exercise such Option or SAR (at its then current exercise price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of Shares of Common Stock for which such option or SAR might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation.

(c)
Paragraph (b) of this Section 5.7 shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such Shares into two or more classes or series of shares), the Committee may provide that the Recipient of each option or SAR then exercisable shall have the right to exercise such option or SAR solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such option or SAR might have been exercised.

(d)
Except as expressly provided in this Section 5.7, the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class other than the Company’s Common Stock, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class other than the Company’s Common Stock, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, other than the Company’s Common Stock, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option or SAR. The grant of an option or SAR pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

(e)
To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

5.8	No Rights as a Shareholder; Non-Distributive Intent.

(a)
Neither a Recipient of an option, nor such Recipient's legal Representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to any shares subject to such option until after the option is exercised and the shares are issued.

(b)
No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5.7 hereof.

(c)
Upon exercise of an option at a time when there is no registration statement in effect under the Act relating to the shares issuable upon exercise, Shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Company with sufficient information to establish an exemption from the registration requirements of the Act.

5.9	Conversion of Outstanding Options to SARs.

The Company may, in its sole discretion and without the consent of the Recipient, elect at any time to convert any option granted under the Plan to a SAR. In the event of such an election, any converted SAR shall remain in effect until the option involved would have expired under the terms of the Agreement with the Recipient. The base price of such SAR shall be determined using the Fair Market Value of the Shares subject to the option on the date the option was first granted. Notice of such an election shall be provided to the Recipient as soon as feasible after the date of the election.

5.10	Withdrawal. A Recipient may at any time elect in writing to abandon an option or SAR with respect to the number of Shares as to which the option or SAR shall not have been exercised.

5.11	Compliance with Applicable Laws and Articles of Incorporation.

(a)
The Company shall have the right to place appropriate legends upon the certificate for any Shares issued pursuant to this Plan and take such other acts as it may deem necessary or appropriate to ensure that the issuance of Optioned Shares or the exercise of a SAR complies with applicable provisions of Federal and state securities laws.

(b)
The Company shall not be obligated to issue Shares under any option or in payment of any SAR granted under this Plan that would violate any law. Each Recipient may be required to make representations, enter into restrictive agreements, or take such other actions as may be deemed necessary or appropriate by the Company to ensure compliance with applicable law and the Company’s Articles of Incorporation and By-laws.

ARTICLE 6
Special Rules for Nonqualified Stock Options

6.1
Option Price. The purchase price of Shares subject to a Nonqualified Stock Option shall be determined by the Committee at the time the option is granted; provided, that the purchase price shall not be less than 85% of the Fair Market Value of such Shares on the date of the grant.

6.2
Payment upon Exercise of Option. The amount to be paid by the Recipient upon exercise of a Nonqualified Stock Option shall be the full purchase price for the Shares involved provided in the Agreement to be paid in the manner determined by the Committee, together with the amount of any required federal, state, and local tax withholding (as determined by the Committee in its sole discretion). The Committee may, in its sole discretion, permit a Recipient to elect to pay the required tax withholding by having the Company withhold Shares having a Fair Market Value at the time of exercise equal to the amount required to be withheld. An election by a Recipient to have shares withheld for this purpose will (together with such additional restrictions as the Company may impose) be subject to the following:

(a)	If a Recipient has received multiple option grants, a separate election must be made for each grant;

(b)	The election must be made prior to the date the option is exercised;

(c)	The election will be irrevocable;

(d)	The election may be rejected by the Company;

(e)
If the Recipient is an "officer" of the Company within the meaning of Section 16 of the Exchange Act ("Section 16") as defined in Rule 16a-1(f) promulgated by the Securities Exchange Commission, the election may not be made within six months following the grant of the option; and,

(f)
If the Recipient is an "officer" of the Company within the meaning of Section 16, the election must be made either six months prior to the day the option is exercised or during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.

ARTICLE 7
Special Rules for Incentive Stock Options

7.1
Conformance with Code Requirements. Incentive Stock Options granted under this Plan shall conform to, be governed by, and be interpreted in accordance with Section 422 of the Code and any regulations thereunder including, without limitation, those provisions of Section 422 of the Code that prohibit an option by its terms to be exercisable after ten (10) years from the date that it was granted. All Incentive Stock Options granted under the Plan shall at the time of the grant be specifically designated as such in the Agreement. Only Employees may be granted Incentive Stock Options. To the extent that any option granted as an Incentive Stock Option fails to conform to the applicable requirements, it shall be treated and honored by the Company as a Nonqualified Stock Option.

7.2
Option Price. The purchase price of each Share optioned under the Incentive Stock Option provisions of this Plan shall be determined by the Board in its sole discretion but shall, in no event, be less than the Fair Market Value on the date of grant.

7.3
Limitation on Amount of Incentive Stock Option. The aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under all plans of the Company (and any Parent or Subsidiary) shall not exceed $100,000 (or such other limit as may be established by law from time to time).

7.4
Limitation on Grants to Substantial Shareholders. An Employee may not, immediately prior to the grant of an Incentive Stock Option hereunder, own stock in the Company representing more than ten percent (10%) of the total voting power of all classes of stock of the Company (after taking into account the attributions rules of Section 424(d) of the Code) unless the per share option price specified by the Board for the Incentive Stock Options granted such an Employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant and such option, by its terms, is not exercisable after the expiration of five (5) years from the date such option is granted. For purposes of this limitation, Section 424(d) of the Code governs the attributes of stock ownership.

7.5
Payment upon Exercise of Option. The amount to be paid by the Recipient upon exercise of an Incentive Stock Option shall be the full purchase price thereof provided in the Agreement to be paid in the manner determined by the Committee.

ARTICLE 8
Amendment and Termination

8.1	Amendment.

(a)
The Committee shall have the right to amend the Plan at any time and from time to time; provided, that no such amendment of the Plan shall, without stockholder approval, (1) increase the number of shares which may be issued under the Plan as set forth in Section 5.1, (2) change in any way the class of employees eligible to receive Incentive Stock Options under the Plan, (3) extend the duration of the Plan, or (4) be effective if stockholder approval of the amendment is required at such time in order for the Plan’s stock options or SARs to qualify for any available exemption from Section 16 of the Exchange Act or by any other applicable law, regulation, rule of order.

(b)
No amendment may be made that would cause options granted hereunder not to qualify as Incentive Stock Options under the Code or would cause options or SARs under the Plan not to qualify for exemption under Section 16 of the Exchange Act.

(c)
No amendment of the Plan shall, without the written consent of the holder of an option or SAR awarded under the Plan prior to the date of the amendment or termination adversely affect the rights of such holder with respect to such option or SAR.

(d)
Notwithstanding anything herein or in any Agreement to the contrary, the Committee shall have the power to amend the Plan in any manner deemed necessary or advisable for options or SARs granted under the Plan to qualify to be treated as Incentive Stock Options under the Code or for any exemption provided under Section 16 of the Exchange Act and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options previously granted under the Plan. In the event of such an amendment to the Plan, the holder of any option or SAR outstanding under the Plan shall, upon request of the Committee and as a condition for exercising of such option or SAR, execute a conforming amendment in the form prescribed by the Committee to the Agreement within such reasonable period of time as the Committee shall specify in such request.

8.2
Termination. The Committee shall have the right to terminate the Plan at any time; provided, that no such termination shall terminate any outstanding option or SAR previously granted under the Plan or adversely affect the rights of such holder without his or her written consent. No new options or SARs may be granted under the Plan on or after the date of termination.

ARTICLE 9
Foreign Employees, Directors and Consultants

9.1
Option Grants to Foreign Nationals. The Committee may grant Options and SARs under this Plan to eligible Employees, Directors or consultants who are foreign nationals on such additional or different terms and conditions as may in the judgment of the Committee, in its sole discretion, be necessary or appropriate to comply with the provisions of any applicable laws of a foreign country.

ARTICLE 10
Miscellaneous

10.1
Adoption by Board; Term on Plan. The Plan was approved by the Board effective May 9, 2018. Unless earlier terminated as provided herein, the Plan will become effective on the date on which the Plan has received approval by a vote of the majority of the votes of the Company’s stockholders required in accordance with the Company’s governing documents and applicable law, and will terminate ten years from the date this Plan is adopted by the Board or is approved by the Company’s stockholders, whichever is earlier.

10.2
Assumption. Subject to the provisions of Section 5.7 hereof, the terms and conditions of any outstanding option or SAR granted pursuant to this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Company and shall, to the extent applicable, continue to be governed by the terms and conditions of this Plan. Such successor corporation may, but shall not be obligated to, assume this Plan.

10.3
Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Company, or by any shareholder of the Company against any past, present or future member of the Board or the Committee, or against any Employee, or by an Employee (past, present or future) against the Company, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, Director or Employee, will cease and be barred by the expiration of three (3) years from the date of the act or omission in respect of which such right of action is alleged to have arisen or such shorter period as may be provided by law.

10.4
Tax Litigation. The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of options and SARs granted under this Plan and to conduct any such contest or litigation arising therefrom to a final decision.

10.5
No Restrictions On Adoption of Other Plans. Nothing in this Plan shall restrict the Company's rights to adopt other option plans pertaining to any or all of the Employees, Directors or Consultants covered under this Plan or other Employees, Directors or Consultants not covered under this Plan.

10.6	Costs and Expenses. Except as provided herein, all costs and expenses of administering the Plan shall be paid by the Company.

10.7
Plan Unfunded. This Plan shall be unfunded. Except for the Company's reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under the Plan.

10.8
Government Regulations. The rights of Recipients and the obligations of the Company hereunder shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental agency.

10.9	Proceeds From Sale of Stock. Proceeds of the purchase of Optioned Shares by a Recipient may be used by the Company for any business purpose.

10.10	Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

10.11	Invalidity. If any provision of the Plan shall be held invalid or unlawful for any reason, such event shall not affect or render invalid or unenforceable the remaining provisions of the Plan.